DREYFUS
NEW JERSEY MUNICIPAL
MONEY MARKET FUND, INC.

Seeks current income exempt from federal and New Jersey
state income taxes, and liquidity, by investing in short-
term, high quality municipal obligations.

PROSPECTUS June 1, 2004
As revised March 1, 2005

CLASS B SHARES

Contents

THE FUND
Goal/Approach	2
Main Risks	2
Past Performance	2
Expenses	3
Management	3
Financial Highlights	4

YOUR INVESTMENT
Account Policies	4
Distribution and Taxes	5

FOR MORE INFORMATION
See back cover.

This prospectus to be used only by clients of Janney Montgomery Scott LLC.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1 DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

Dreyfus New Jersey Municipal
Money Market Fund, Inc.

Ticker Symbol: DNJXX

GOAL/APPROACH

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund seeks to maintain a $1.00 price per share, and is subject to strict federal requirements requiring it to maintain an average dollar-weighted portfolio maturity of 90 days or less, and to buy individual securities that have remaining maturities of 13 months or less.

To pursue this goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and New Jersey state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. When the fund manager believes that acceptable New Jersey municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to New Jersey state income tax, but not federal income tax. Municipal obligations typically include general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power, and revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls.

Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable obligations and municipal obligations that pay income exempt only from federal personal income tax.

MAIN RISKS

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. You can lose money in the fund, but you also have the potential to make money.

While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund’s income level and/or share price:

  interest rates could rise sharply, causing the value of the fund’s investments and its share price to drop interest rates could drop, thereby reducing the fund’s yield
  New Jersey’s economy and revenues underlying its municipal obligations may decline the fund’s portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state any of the fund’s holdings could have its credit rating downgraded or could default

Generally, the fund is required to invest its assets in securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus.

Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund’s performance from year to year. The table shows the fund’s average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

2	DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

Average annual total returns
as of 12/31/03

1 Year	5 Years	10 Years

0.47%	1.87%	2.35%
For the fund’s current 7-day yield, please call toll-free: 1-800-645-6561.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table
Annual fund operating expenses
% of average daily net assets
Management fees	0.50%
Shareholder Services fee	0.06%
Other expenses	0.08%

Total	0.64%

Expense example
1 Year	3 Years	5 Years	10 Years

$65	$205	$357	$798

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

From time to time, Dreyfus may limit expenses to the extent it deems appropriate to enhance the yield of the fund during periods when fixed expenses have a significant impact on the fund’s yield because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated by Dreyfus at any time without notice.

The Shareholder Services fee of up to 0.25% reimburses the fund’s distributor for shareholder account service and maintenance.

“Other expenses” borne by the fund are for items such as transfer agency, custody, professional and registration fees.

MANAGEMENT
Investment Adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $163 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid

Dreyfus a management fee at the annual rate of 0.50% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.6 trillion of assets under management, administration or custody, including approximately $679 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct and stable identity.

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus funds and the Dreyfus Founders funds (together, the funds). In September 2004, plaintiffs served a consolidated amended complaint (the amended complaint) on behalf of a purported class of all persons who acquired interests in any of the funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the funds. The amended complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named Dreyfus Service Corporation (DSC), Premier Mutual Fund Services, Inc. and two additional fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the funds that were closed to new investors. The amended complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the amended complaint on November 12, 2004, and those motions are pending.

3	DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the funds believe that any of the pending actions will have a material adverse effect on the funds or Dreyfus’ ability to perform its contract with the funds.

Distributor

The fund’s distributor is DSC, a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any shareholder services fees or other expenses paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeep-ing and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employ-

ees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of Ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

FINANCIAL HIGHLIGHTS

This table describes the fund’s performance for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended June 30,
	2004	2003	2002	2001	2000

Per-Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment operations: Investment income — net	.005	.008	.020	.033	.025
Distributions: Dividends from investment income — net	(.005)	(.008)	(.020)	(.033)	(.025)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.46	.83	2.06	3.32	2.54

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.64	.65	.65	.67	.66
Ratio of net investment income to average net assets	.46	.83	2.04	3.25	2.50

Net assets, end of period ($ x 1,000)	372,384	427,000	468,492	439,244	431,543

Your Investment

ACCOUNT POLICIES

Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. The fund’s portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted for discounts or premiums reflected in their purchase price. This method of valuation is designed to enable the fund to price its shares at $1.00 per share. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

4	DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

When calculating its NAV, the fund’s investments generally are valued by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board.

Your broker may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative for further information.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day, depending on the circumstances.

Before selling shares recently purchased, please note that if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares.

General policies

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

  refuse any purchase or exchange request
  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum investment amounts
  delay sending out proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)
  “redeem in kind,” or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, if its exceeds 1% of the fund’s assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund’s primary trading markets are open and the fund’s management determines to do so.

DISTRIBUTION AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and New Jersey personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For New Jersey personal income tax purposes, distributions derived from interest on municipal securities of New Jersey issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New Jersey personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

5 DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

For More Information
Dreyfus New Jersey Municipal Money Market Fund, Inc.

SEC file number: 811-5527
More information on this fund is available free upon request, includ-
ing the following:
Annual/Semiannual Report
Describes the fund’s performance and lists portfolio holdings.
Statement of Additional Information (SAI)
Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

CONTACT JANNEY MONTGOMERY SCOTT LLC:
By Telephone
Call your Janney Financial Consultant or 800-JANNEYS.
By Mail
Janney Montgomery Scott LLC, Attn: Central Asset Account Department
1801 Market Street, Philadelphia, PA 19103
On the Internet
http://www.jmsonline.com
You can get a free copy of the semiannual/annual reports or the SAI, request other information or discuss your questions about the Fund by contacting your Janney Financial Consultant.
Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC
20549-0102.

© 2005 Dreyfus Service Corporation, Distributor

6	DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.